VESSELS AND EQUIPMENT UNDER FINANCE LEASE, NET - Lease Cost (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Leases [Abstract]
Depreciation of vessels under finance leases	$ (2,295)	$ (4,283)
Interest expense on obligations under finance leases	0	(2,002)
Contingent rental income	623	1,624
Loss on termination of vessel lease	(431)	0
Total finance lease expense, net	$ (2,103)	$ (4,661)